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                                                                    Exhibit 10.6


                     AMENDMENT NO. 2 TO LICENSE, DEVELOPMENT
                              AND SUPPLY AGREEMENT

This Amendment No. 2 to License, Development and Supply Agreement, dated as of June 5th, 1998, is entered into by and between ABBOTT LABORATORIES , an Illinois corporation ("Abbott") and CORIXA CORPORATION, a Delaware corporation ("Corixa").

                                    RECITALS

            WHEREAS, Corixa and Abbott are parties to that certain License, Development and Supply Agreement, dated July 24,1997 and amended by Letter Agreement on May 22, 1998, (the "License Agreement").

            WHEREAS, the parties desire to amend the License Agreement, to modify certain provisions thereof regarding Milestone Payments.

            NOW THEREFORE, the parties hereto agree as follows:

                                    AMENDMENT

1. Except as otherwise defined herein, capitalized terms used in this Amendment shall have the meanings designated in the License Agreement.

2. Section 3.2 (a) the License Agreement is hereby amended in its entirety to read as follows:

            3.2 (a) Abbott shall pay Corixa [***] within thirty (30) days following Abbott's initiation of clinical trials of Licensed Product.

3. Except as amended hereby, the License Agreement shall continue in full force and effect in accordance with its terms.

4. This Amendment No. 2 shall be governed by and construed in accordance with the laws of the state of Washington, regardless of its or any other jurisdiction's choice of law provisions.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


ABBOTT LABORATORIES                            CORIXA CORPORATION


By:  /s/ James J. Koziarz                      /s/ Mark McDade
Its: Corporate Vice President, Diagnostic      Mark McDade, Chief Operating
     Research and Development                  Officer